Major Customers	12 Months Ended
Dec. 31, 2012
Risks and Uncertainties [Abstract]
Major Customers

NOTE 10 – MAJOR CUSTOMERS

In 2012 and 2011, gold sales were made to one vendor. In prior years, all gold sales were made to two refineries. Many refineries are available with similar pricing and the refineries were chosen for convenience.

Revenue is derived primarily from the sale of only one product – gold. Should the market for gold become unavailable and or the value of gold becomes significantly decreased, the Company could experience severe negative impact.